Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 20, 2015

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports Quarterly Net Income Increased 59%

and Six Month Net Income Increased 55%

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported increased second quarter and year-to-date earnings.   Major contributing factors included strong loan growth, increased deposits and improved credit quality.  Both commercial and consumer lending were up; with over ten percent growth in residential mortgages year-to-date.

“Our growth is a reflection of our investment in our communities and employees” reported James A. Hughes, President and CEO.  “Our customers tell us what they need, and we deliver.  When our communities grow, we grow.  It’s a win-win.”

Net income was $2.4 million, or $0.28 per diluted share, for the three months ended June 30, 2015, a 58.9% increase compared to net income of $1.5 million, or $0.20 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 1.01% and 13.35%, respectively, compared to 0.68% and 10.31% for the same period a year ago.

Highlights include:

•	7.9% loan growth since year-end 2014 - 18.3% growth in consumer loans, 10.1% growth in residential mortgage loans, and 6.6% growth in commercial loans.
•	14.7% increase in noninterest-bearing demand deposits since year-end 2014.
•	14.6% increase in net interest income compared to the prior year’s quarter due to strong loan growth.
•	Net interest margin of 3.70% this quarter compared to 3.49% in the prior year’s quarter.
•	Improved credit quality metrics and reduced loan loss provision – net recoveries posted compared to net charge-offs in the prior year’s quarter and a 25.9% decrease in nonperforming loans.

“I am extremely pleased with the operating results of the Bank,” said James A. Hughes, President and CEO.  “The record earnings are the direct result of an organization that focuses on sales and service.  With a vast array of products that are tailored to our customers’ needs, we are experiencing very strong loan and deposit growth.  I am proud to see the continued improvement in the bank’s progress, as it is a direct reflection of a great team of employees that are providing the highest level of service to our valued customers.”

For the six months ended June 30, 2015, net income totaled $4.4 million, or $0.51 per diluted share, compared to $2.8 million or $0.37 per diluted share in the prior year’s period.  Return on average assets and average common equity for the six month periods were 0.92% and 12.23%, respectively, compared to 0.64% and 9.70% for the same period a year ago.

Net Interest Income

Our core source of earnings, net interest income, increased $1.1 million to $8.4 million for the quarter ended June 30, 2015 compared to the prior year’s period.  This increase was the result of the strong loan growth in residential mortgage, commercial and consumer loans.  Quarterly average residential mortgage loans have increased $58.8 million, average commercial loans increased $52.0 million and consumer loans increased $19.6 million compared to the comparable quarter in 2014. Partially offsetting this increase was the lower level of interest income due to our smaller investment portfolio and the slight increase in deposit interest expense.

The net interest margin increased 21 basis points to 3.70% for the quarter ended June 30, 2015 compared to 3.49% for the prior year’s quarter.  The expansion in the net interest margin was due to strong loan growth, lower security balances and the repayment of $10 million in high rate borrowings.

Provision for Loan Losses

There was no provision for loan losses posted in the quarter ended June 30, 2015, compared to $550 thousand for the prior year period.  For the six months ended June 30, 2015, the provision for loan losses was $200 thousand compared to $1.2 million for the same period last year.  The decrease was the result of lower levels of net charge-offs facilitated by recoveries and reduced nonperforming assets.

Noninterest Income

Noninterest income increased $253 thousand to $1.9 million for the three months ended June 30, 2015, compared to the same period last year. For the six months ended June 30, 2015, noninterest income increased $368 thousand to $3.5 million, compared to the same period a year ago.   Quarterly and year-to-date noninterest income increased due to higher gains on the sale of mortgage loans and increased service and loan fee income.

During the quarter, $49.8 million in residential mortgage loans were originated, of which $24.0 million were sold at a gain of $687 thousand, compared to $36.3 million originated and $11.1 million sold at a gain of $188 thousand during the prior year’s quarter. For the six month period, $86.9 million in residential mortgage loans were originated, of which $42.2 million were sold at a gain of $1.0 million, compared to $58.5 million originated and $28.6 million sold at a gain of $553 thousand in the first half of 2014.  All residential mortgage loans originated in 2015 that are held in portfolio for investment are adjustable rate mortgages or 15 year or less fixed rate mortgages.

Service and loan fee income increased $181 thousand and $182 thousand respectively for the three and six months ended June 30, 2015 due to increased loan processing and payoff charges.

In addition to the noninterest income increases noted above, other notable items included:  1) there were no SBA loan sales this quarter and 2) gains on the sale of securities were significantly less at $28 thousand this quarter compared to $268 thousand in the prior year’s quarter.

Noninterest Expense

Noninterest expense increased $508 thousand to $6.7 million for the quarter and increased $751 thousand to $13.2 million for the six months ended June 30, 2015, respectively.  The majority of the increase in each period was due to higher compensation and benefits expenses.  Compensation and benefits expenses have increased over the past twelve months due to increased head count in loan origination and support staff; as well as higher mortgage commission expense due to the larger volume of mortgages originated.

Other expense increases included:  higher software maintenance expense, advertising, marketing agreements and seasonal events expense as well as director fees.  OREO expenses for the quarterly and six month periods decreased due to lower property tax, maintenance, utility and legal costs to hold these properties.

Financial Condition

At June 30, 2015, total assets were $1.02 billion, an increase of $15.5 million from year-end 2014:

•

Total loans increased $59.9 million or 7.9%, from year-end 2014 to $821.7 million at June 30, 2015. The majority of the growth came in our commercial, residential mortgage and consumer loan portfolios which increased $26.4 million, $22.4 million and $10.8 million, respectively.

•

Total deposits increased $21.1 million or 2.7%, to $815.4 million at June 30, 2015, due primarily to increased time deposits and noninterest-bearing demand deposits, partially offset by decreased savings deposits and interest-bearing demand deposits.

•	Shareholders’ equity was $73.7 million at June 30, 2015, an increase of $3.6 million from year-end 2014, due to year-to-date net income less the dividends paid.
•	Book value per common share was $8.75 as of June 30, 2015.
•

At June 30, 2015, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 9.09%, 9.39%, 11.33% and 12.59% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $11.1 million at June 30, 2015, or 1.35% of total loans and OREO, compared to $12.5 million or 1.64% of total loans and OREO at year-end 2014.
•	Nonperforming loans decreased 22.2% to $8.8 million at June 30, 2015 from year-end.
•	OREO increased $1.1 million to $2.3 million at June 30, 2015 from year-end.
•	The allowance for loan losses totaled $12.4 million at June 30, 2015, or 1.51% of total loans compared to $12.6 million and 1.65% at December 31, 2014.
•

Net recoveries were $223 thousand for the three months ended June 30, 2015, compared to net charge-offs of $499 thousand for the same period a year ago.  For the six months ended June 30, 2015, net charge-offs were $347 thousand, a decrease of $1.1 million compared to the prior year’s period.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.0 billion in assets and $815 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30, 2015

				June 30, 2015 vs.
				March 31, 2015	June 30, 2014
(In thousands, except percentages and per share amounts)	June 30, 2015	March 31, 2015	June 30, 2014%		%
BALANCE SHEET DATA:
Total assets	$1,024,303	$1,035,404	$932,414	(1.1)%	9.9%
Total deposits	815,427	789,441	728,083	3.3	12.0
Total loans	821,696	784,642	708,889	4.7	15.9
Total securities	74,375	77,308	90,470	(3.8)	(17.8)
Total shareholders' equity	73,690	71,987	60,477	2.4	21.8
Allowance for loan losses	(12,404)	(12,181)	(12,858)	1.8	(3.5)

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$3,610	$2,959	$2,251	22.0	60.4
Provision for income taxes	1,182	1,020	723	15.9	63.5
Net income	$2,428	$1,939	$1,528	25.2	58.9

Net income per common share - Basic	$0.29	$0.23	$0.20	26.1	45.0
Net income per common share - Diluted	$0.28	$0.23	$0.20	21.7	40.0

Return on average assets	1.01%	0.82%	0.68%	23.2	48.5
Return on average equity	13.35%	11.08%	10.31%	20.5	29.5
Efficiency ratio	64.99%	67.30%	70.81%	(3.4)	(8.2)
Net interest margin	3.70%	3.64%	3.49%	1.6	6.0

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$6,569		$4,206		56.2
Provision for income taxes	2,202		1,385		59.0
Net income	$4,367		$2,821		54.8

Net income per common share - Basic	$0.52		$0.37		40.5
Net income per common share - Diluted	$0.51		$0.37		37.8

Return on average assets	0.92%		0.64%		43.8
Return on average equity	12.23%		9.70%		26.1
Efficiency ratio	66.12%		71.36%		(7.3)
Net interest margin	3.67%		3.53%		4.0

SHARE INFORMATION:
Market price per share	$9.79	$9.08	$9.28	7.8	5.5
Dividends paid	$0.03	$0.03	$0.02	-	0.5
Book value per common share	$8.75	$8.55	$7.95	2.3	10.1
Average diluted shares outstanding (QTD)	8,524	8,514	7,690	0.1	10.8

CAPITAL RATIOS:
Total equity to total assets	7.19%	6.95%	6.49%	3.5	10.8
Leverage ratio	9.09%	8.94%	8.24%	1.7	10.3
Common equity tier 1 risk-based capital ratio	9.39%	9.25	n/a	n/a	n/a
Tier 1 risk-based capital ratio	11.33%	11.22%	10.86%	1.0	4.3
Total risk-based capital ratio	12.59%	12.48%	12.12%	0.9	3.9

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$11,102	$11,116	$13,044	(0.1)	(14.9)
QTD net chargeoffs (annualized) to QTD average loans	(0.11)%	0.30%	0.29%	(136.7)	(137.9)
Allowance for loan losses to total loans	1.51%	1.55%	1.81%	(2.6)	(16.6)
Nonperforming assets to total loans and OREO	1.35%	1.41%	1.84%	(4.3)	(26.6)
Nonperforming assets to total assets	1.08%	1.07%	1.40%	0.9%	(22.9)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2015

				June 30, 2015 vs.
				December 31, 2014	June 30, 2014
(In thousands, except percentages)	June 30, 2015	December 31, 2014	June 30, 2014%		%
ASSETS
Cash and due from banks	$28,240	$29,351	$35,197	(3.8)%	(19.8)%
Federal funds sold and interest-bearing deposits	62,202	100,470	60,141	(38.1)	3.4
Cash and cash equivalents	90,442	129,821	95,338	(30.3)	(5.1)
Securities:
Securities available for sale	55,766	60,073	68,734	(7.2)	(18.9)
Securities held to maturity	18,609	20,009	21,736	(7.0)	(14.4)
Total securities	74,375	80,082	90,470	(7.1)	(17.8)
Loans:
SBA loans held for sale	11,368	5,179	6,444	119.5	76.4
SBA loans held for investment	39,663	40,401	46,890	(1.8)	(15.4)
SBA 504 loans	29,125	34,322	34,452	(15.1)	(15.5)
Commercial loans	428,371	401,949	375,976	6.6	13.9
Residential mortgage loans	243,259	220,878	196,184	10.1	24.0
Consumer loans	69,910	59,096	48,943	18.3	42.8
Total loans	821,696	761,825	708,889	7.9	15.9
Allowance for loan losses	(12,404)	(12,551)	(12,858)	1.2	3.5
Net loans	809,292	749,274	696,031	8.0	16.3
Premises and equipment, net	15,385	15,231	15,469	1.0	(0.5)
Bank owned life insurance ("BOLI")	13,190	13,001	12,941	1.5	1.9
Deferred tax assets	5,928	5,860	6,149	1.2	(3.6)
Federal Home Loan Bank ("FHLB") stock	5,635	6,032	6,378	(6.6)	(11.6)
Accrued interest receivable	3,690	3,518	3,283	4.9	12.4
Other real estate owned ("OREO")	2,265	1,162	1,115	94.9	103.1
Goodwill and other intangibles	1,516	1,516	1,516	-	-
Other assets	2,585	3,291	3,724	(21.5)	(30.6)
Total assets	$1,024,303	$1,008,788	$932,414	1.5%	9.9%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$175,287	$152,785	$144,848	14.7%	21.0%
Interest-bearing demand	117,988	128,875	110,590	(8.4)	6.7
Savings	284,369	300,348	256,991	(5.3)	10.7
Time, under $100,000	113,846	113,119	114,605	0.6	(0.7)
Time, $100,000 and over	123,937	99,214	101,049	24.9	22.7
Total deposits	815,427	794,341	728,083	2.7	12.0
Borrowed funds	115,000	125,000	125,000	(8.0)	(8.0)
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	418	474	466	(11.8)	(10.3)
Accrued expenses and other liabilities	4,303	3,385	2,923	27.1	47.2
Total liabilities	950,613	938,665	871,937	1.3	9.0
Shareholders' equity:
Common stock	59,067	58,785	52,356	0.5	12.8
Retained earnings	15,055	11,195	8,114	34.5	85.5
Accumulated other comprehensive (loss) income	(432)	143	7	NM	NM
Total shareholders' equity	73,690	70,123	60,477	5.1	21.8

Total liabilities and shareholders' equity	$1,024,303	$1,008,788	$932,414	1.5%	9.9%

Issued and outstanding common shares	8,425	8,388	7,607

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30,  2015

				June 30, 2015 vs.
	For the three months ended			March 31, 2015		June 30, 2014
(In thousands, except percentages and per share amounts)	June 30, 2015	March 31, 2015	June 30, 2014	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$6	$9	$10	$(3)	(33.3)%	$(4)	(40.0)%
FHLB stock	38	44	40	(6)	(13.6)	(2)	(5.0)
Securities:
Taxable	363	387	552	(24)	(6.2)	(189)	(34.2)
Tax-exempt	71	72	90	(1)	(1.4)	(19)	(21.1)
Total securities	434	459	642	(25)	(5.4)	(208)	(32.4)
Loans:
SBA loans	605	679	643	(74)	(10.9)	(38)	(5.9)
SBA 504 loans	369	346	433	23	6.6	(64)	(14.8)
Commercial loans	5,276	5,066	4,738	210	4.1	538	11.4
Residential mortgage loans	2,716	2,582	2,052	134	5.2	664	32.4
Consumer loans	774	699	544	75	10.7	230	42.3
Total loans	9,740	9,372	8,410	368	3.9	1,330	15.8
Total interest income	10,218	9,884	9,102	334	3.4	1,116	12.3
INTEREST EXPENSE
Interest-bearing demand deposits	103	106	109	(3)	(2.8)	(6)	(5.5)
Savings deposits	271	264	188	7	2.7	83	44.1
Time deposits	725	686	693	39	5.7	32	4.6
Borrowed funds and subordinated debentures	750	808	807	(58)	(7.2)	(57)	(7.1)
Total interest expense	1,849	1,864	1,797	(15)	(0.8)	52	2.9
Net interest income	8,369	8,020	7,305	349	4.4	1,064	14.6
Provision for loan losses	-	200	550	(200)	(100.0)	(550)	(100.0)
Net interest income after provision for loan losses	8,369	7,820	6,755	549	7.0	1,614	23.9
NONINTEREST INCOME
Branch fee income	373	346	342	27	7.8	31	9.1
Service and loan fee income	466	296	285	170	57.4	181	63.5
Gain on sale of SBA loans held for sale, net	-	363	255	(363)	(100.0)	(255)	(100.0)
Gain on sale of mortgage loans, net	687	344	188	343	99.7	499	265.4
Net security gains	28	-	268	28	100.0	(240)	(89.6)
Other income	339	292	302	47	16.1	37	12.3
Total noninterest income	1,893	1,641	1,640	252	15.4	253	15.4
NONINTEREST EXPENSE
Compensation and benefits	3,481	3,472	3,122	9	0.3	359	11.5
Occupancy	601	672	619	(71)	(10.6)	(18)	(2.9)
Processing and communications	614	596	597	18	3.0	17	2.8
Furniture and equipment	422	373	379	49	13.1	43	11.3
Professional services	242	236	247	6	2.5	(5)	(2.0)
Loan costs	160	221	174	(61)	(27.6)	(14)	(8.0)
OREO expenses	67	35	95	32	91.4	(28)	(29.5)
Deposit insurance	150	183	171	(33)	(18.0)	(21)	(12.3)
Advertising	343	182	287	161	88.5	56	19.5
Other expenses	572	532	453	40	7.5	119	26.3
Total noninterest expense	6,652	6,502	6,144	150	2.3	508	8.3
Income before provision for income taxes	3,610	2,959	2,251	651	22.0	1,359	60.4
Provision for income taxes	1,182	1,020	723	162	15.9	459	63.5
Net income	$2,428	$1,939	$1,528	$489	25.2%	$900	58.9%

Effective tax rate	32.7%	34.5%	32.1%

Net income per common share - Basic	$0.29	$0.23	$0.20
Net income per common share - Diluted	$0.28	$0.23	$0.20

Weighted average common shares outstanding - Basic	8,425	8,417	7,605
Weighted average common shares outstanding - Diluted	8,524	8,514	7,690

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2015

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2015	2014	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$16	$19	$(3)	(15.8)%
FHLB stock	81	87	(6)	(6.9)
Securities:
Taxable	750	1,278	(528)	(41.3)
Tax-exempt	143	195	(52)	(26.7)
Total securities	893	1,473	(580)	(39.4)
Loans:
SBA loans	1,284	1,226	58	4.7
SBA 504 loans	715	832	(117)	(14.1)
Commercial loans	10,342	9,340	1,002	10.7
Residential mortgage loans	5,298	4,110	1,188	28.9
Consumer loans	1,473	1,039	434	41.8
Total loans	19,112	16,547	2,565	15.5
Total interest income	20,102	18,126	1,976	10.9
INTEREST EXPENSE
Interest-bearing demand deposits	209	220	(11)	(5.0)
Savings deposits	535	370	165	44.6
Time deposits	1,411	1,337	74	5.5
Borrowed funds and subordinated debentures	1,558	1,606	(48)	(3.0)
Total interest expense	3,713	3,533	180	5.1
Net interest income	16,389	14,593	1,796	12.3
Provision for loan losses	200	1,150	(950)	(82.6)
Net interest income after provision for loan losses	16,189	13,443	2,746	20.4
NONINTEREST INCOME
Branch fee income	719	718	1	0.1
Service and loan fee income	762	580	182	31.4
Gain on sale of SBA loans held for sale, net	363	337	26	7.7
Gain on sale of mortgage loans, net	1,031	553	478	86.4
BOLI income	189	192	(3)	(1.6)
Net security gains	28	378	(350)	(92.6)
Other income	442	408	34	8.3
Total noninterest income	3,534	3,166	368	11.6
NONINTEREST EXPENSE
Compensation and benefits	6,952	6,340	612	9.7
Occupancy	1,273	1,279	(6)	(0.5)
Processing and communications	1,210	1,179	31	2.6
Furniture and equipment	795	735	60	8.2
Professional services	478	458	20	4.4
Loan costs	382	344	38	11.0
OREO expenses	103	342	(239)	(69.9)
Deposit insurance	333	349	(16)	(4.6)
Advertising	525	438	87	19.9
Other expenses	1,103	939	164	17.5
Total noninterest expense	13,154	12,403	751	6.1
Income before provision for income taxes	6,569	4,206	2,363	56.2
Provision for income taxes	2,202	1,385	817	59.0
Net income	$4,367	$2,821	$1,546	54.8%

Effective tax rate	33.5%	32.9%

Net income per common share - Basic	$0.52	$0.37
Net income per common share - Diluted	$0.51	$0.37

Weighted average common shares outstanding - Basic	8,421	7,596
Weighted average common shares outstanding - Diluted	8,519	7,672

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2015			March 31, 2015
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$20,259	$6	0.12%	$37,280	$9	0.10%
FHLB stock	3,720	38	4.10	3,847	44	4.64
Securities:
Taxable	63,834	363	2.28	67,046	387	2.34
Tax-exempt	11,803	105	3.57	11,984	106	3.59
Total securities (A)	75,637	468	2.48	79,030	493	2.53
Loans:
SBA loans	47,249	605	5.14	48,405	679	5.69
SBA 504 loans	29,539	369	5.01	33,397	346	4.20
Commercial loans	422,371	5,276	5.01	406,095	5,066	5.06
Residential mortgage loans	243,821	2,716	4.47	226,125	2,582	4.63
Consumer loans	67,353	774	4.61	62,355	699	4.55
Total loans (B)	810,333	9,740	4.82	776,377	9,372	4.90
Total interest-earning assets	$909,949	$10,252	4.52%	$896,534	$9,918	4.49%

Noninterest-earning assets:
Cash and due from banks	24,768			29,908
Allowance for loan losses	(12,430)			(12,701)
Other assets	43,596			43,206
Total noninterest-earning assets	55,934			60,413
Total assets	$965,883			$956,947

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$123,663	$103	0.33%	$126,593	$106	0.34%
Total savings deposits	287,911	271	0.38	290,006	264	0.37
Total time deposits	220,403	725	1.32	211,425	686	1.32
Total interest-bearing deposits	631,977	1,099	0.70	628,024	1,056	0.68
Borrowed funds and subordinated debentures	87,944	750	3.42	91,909	808	3.57
Total interest-bearing liabilities	$719,921	$1,849	1.03%	$719,933	$1,864	1.05%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	168,585			161,729
Other liabilities	4,413			4,307
Total noninterest-bearing liabilities	172,998			166,036
Total shareholders' equity	72,964			70,978
Total liabilities and shareholders' equity	$965,883			$956,947

Net interest spread		$8,403	3.49%		$8,054	3.44%
Tax-equivalent basis adjustment		(34)			(34)
Net interest income		$8,369			$8,020
Net interest margin			3.70%			3.64%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2015			June 30, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$20,259	$6	0.12%	$47,859	$10	0.08%
FHLB stock	3,720	38	4.10	4,149	40	3.87
Securities:
Taxable	63,834	363	2.28	85,598	552	2.58
Tax-exempt	11,803	105	3.57	14,608	133	3.64
Total securities (A)	75,637	468	2.48	100,206	685	2.73
Loans:
SBA loans	47,249	605	5.14	53,965	643	4.77
SBA 504 loans	29,539	369	5.01	34,415	433	5.05
Commercial loans	422,371	5,276	5.01	370,345	4,738	5.13
Residential mortgage loans	243,821	2,716	4.47	185,016	2,052	4.44
Consumer loans	67,353	774	4.61	47,737	544	4.57
Total loans (B)	810,333	9,740	4.82	691,478	8,410	4.87
Total interest-earning assets	$909,949	$10,252	4.52%	$843,692	$9,145	4.34%

Noninterest-earning assets:
Cash and due from banks	24,768			24,368
Allowance for loan losses	(12,430)			(13,037)
Other assets	43,596			45,410
Total noninterest-earning assets	55,934			56,741
Total assets	$965,883			$900,433

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$123,663	$103	0.33%	$128,351	$109	0.34%
Total savings deposits	287,911	271	0.38	261,419	188	0.29
Total time deposits	220,403	725	1.32	213,122	693	1.30
Total interest-bearing deposits	631,977	1,099	0.70	602,892	990	0.66
Borrowed funds and subordinated debentures	87,944	750	3.42	91,069	807	3.51
Total interest-bearing liabilities	$719,921	$1,849	1.03%	$693,961	$1,797	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	168,585			143,720
Other liabilities	4,413			3,332
Total noninterest-bearing liabilities	172,998			147,052
Total shareholders' equity	72,964			59,420
Total liabilities and shareholders' equity	$965,883			$900,433

Net interest spread		$8,403	3.49%		$7,348	3.31%
Tax-equivalent basis adjustment		(34)			(43)
Net interest income		$8,369			$7,305
Net interest margin			3.70%			3.49%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

June 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the six months ended
	June 30, 2015			June 30, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$28,722	$16	0.11%	$44,960	$19	0.09%
FHLB stock	3,783	81	4.32	4,069	87	4.31
Securities:
Taxable	65,431	750	2.31	89,183	1,278	2.87
Tax-exempt	11,893	212	3.59	15,718	289	3.68
Total securities (A)	77,324	962	2.51	104,901	1,567	2.99
Loans:
SBA loans	47,824	1,284	5.41	54,375	1,226	4.51
SBA 504 loans	31,457	715	4.58	33,075	832	5.07
Commercial loans	414,278	10,342	5.03	367,360	9,340	5.13
Residential mortgage loans	235,022	5,298	4.55	183,048	4,110	4.49
Consumer loans	64,868	1,473	4.58	46,843	1,039	4.47
Total loans (B)	793,449	19,112	4.86	684,701	16,547	4.86
Total interest-earning assets	$903,278	$20,171	4.50%	$838,631	$18,220	4.37%

Noninterest-earning assets:
Cash and due from banks	27,324			23,881
Allowance for loan losses	(12,565)			(13,222)
Other assets	43,403			44,510
Total noninterest-earning assets	58,162			55,169
Total assets	$961,440			$893,800

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$125,120	$209	0.34%	$129,761	$220	0.34%
Total savings deposits	288,953	535	0.37	263,856	370	0.28
Total time deposits	215,939	1,411	1.32	209,148	1,337	1.29
Total interest-bearing deposits	630,012	2,155	0.69	602,765	1,927	0.64
Borrowed funds and subordinated debentures	89,916	1,558	3.49	91,167	1,606	3.50
Total interest-bearing liabilities	$719,928	$3,713	1.04%	$693,932	$3,533	1.02%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	165,176			137,976
Other liabilities	4,359			3,251
Total noninterest-bearing liabilities	169,535			141,227
Total shareholders' equity	71,977			58,641
Total liabilities and shareholders' equity	$961,440			$893,800

Net interest spread		$16,458	3.46%		$14,687	3.35%
Tax-equivalent basis adjustment		(69)			(94)
Net interest income		$16,389			$14,593
Net interest margin			3.67%			3.53%

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

June 30, 2015

Amounts in thousands, except percentages	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$12,181	$12,551	$12,918	$12,858	$12,807
Provision for loan losses charged to expense	-	200	850	550	550
	12,181	12,751	13,768	13,408	13,357
Less: Chargeoffs
SBA loans	6	128	569	232	199
SBA 504 loans	-	589	-	-	-
Commercial loans	147	100	377	72	134
Residential mortgage loans	-	-	362	201	5
Consumer loans	7	30	-	211	203
Total chargeoffs	160	847	1,308	716	541
Add: Recoveries
SBA loans	2	37	12	111	10
SBA 504 loans	-	-	-	-	-
Commercial loans	370	201	31	95	31
Residential mortgage loans	10	39	40	20	-
Consumer loans	1	-	8	-	1
Total recoveries	383	277	91	226	42
Net chargeoffs (recoveries)	(223)	570	1,217	490	499
Balance, end of period	$12,404	$12,181	$12,551	$12,918	$12,858

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$8,837	$9,141	$11,368	$11,212	$11,929
Other real estate owned ("OREO")	2,265	1,975	1,162	1,658	1,115
Nonperforming assets	11,102	11,116	12,530	12,870	13,044
Less: Amount guaranteed by SBA	267	270	1,569	200	2,305
Net nonperforming assets	$10,835	$10,846	$10,961	$12,670	$10,739

Loans 90 days past due & still accruing	$273	$5	$890	$-	$-

Performing Troubled Debt Restructurings (TDRs)	$3,360	$3,458	$3,548	$4,194	$6,965
(1) Nonperforming TDRs included in nonperforming loans	2,843	2,911	2,960	3,473	741
Total TDRs	$6,203	$6,369	$6,508	$7,667	$7,706

Allowance for loan losses to:
Total loans at quarter end	1.51%	1.55%	1.65%	1.74%	1.81%
Nonperforming loans (1)	140.36	133.26	110.41	115.22	107.79
Nonperforming assets	111.73	109.58	100.17	100.37	98.57
Net nonperforming assets	114.48	112.31	114.51	101.96	119.73

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.03%	0.76%	4.35%	0.90%	1.40%
SBA 504 loans	-	7.15	-	-	-
Commercial loans	(0.21)	(0.10)	0.34	(0.02)	0.11
Residential mortgage loans	(0.02)	(0.07)	0.59	0.36	0.01
Consumer loans	0.04	0.20	(0.05)	1.58	1.70
Total loans	(0.11)%	0.30%	0.63%	0.27%	0.29%

Nonperforming loans to total loans	1.08%	1.16%	1.49%	1.51%	1.68%
Nonperforming loans and TDRs to total loans	1.48	1.61	1.96	2.07	2.67
Nonperforming assets to total loans and OREO	1.35	1.41	1.64	1.73	1.84
Nonperforming assets to total assets	1.08	1.07	1.24	1.33	1.40

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30, 2015

(In thousands, except percentages and per share amounts)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
SUMMARY OF INCOME:
Total interest income	$10,218	$9,884	$9,802	$9,491	$9,102
Total interest expense	1,849	1,864	1,914	1,859	1,797
Net interest income	8,369	8,020	7,888	7,632	7,305
Provision for loan losses	-	200	850	550	550
Net interest income after provision for loan losses	8,369	7,820	7,038	7,082	6,755
Total noninterest income	1,893	1,641	1,660	1,853	1,640
Total noninterest expense	6,652	6,502	6,045	6,241	6,144
Income before provision for income taxes	3,610	2,959	2,653	2,694	2,251
Provision for income taxes	1,182	1,020	952	808	723
Net income	$2,428	$1,939	$1,701	$1,886	$1,528

Net income per common share - Basic	$0.29	$0.23	$0.21	$0.24	$0.20
Net income per common share - Diluted	$0.28	$0.23	$0.20	$0.24	$0.20

COMMON SHARE DATA:
Market price per share	$9.79	$9.08	$9.43	$9.63	$9.28
Dividends paid	$0.03	$0.03	$0.03	$0.03	$0.02
Book value per common share	$8.75	$8.55	$8.36	$8.17	$7.95
Weighted average common shares outstanding - Basic	8,425	8,417	8,378	7,847	7,605
Weighted average common shares outstanding - Diluted	8,524	8,514	8,478	7,946	7,690
Issued and outstanding common shares	8,425	8,423	8,388	8,370	7,607

OPERATING RATIOS (Annualized):
Return on average assets	1.01%	0.82%	0.70%	0.82%	0.68%
Return on average equity	13.35	11.08	9.78	11.89	10.31
Efficiency ratio	64.99	67.30	63.68	65.80	70.81

BALANCE SHEET DATA:
Total assets	$1,024,303	$1,035,404	$1,008,788	$969,593	$932,414
Total deposits	815,427	789,441	794,341	781,920	728,083
Total loans	821,696	784,642	761,825	744,366	708,889
Total securities	74,375	77,308	80,082	86,879	90,470
Total shareholders' equity	73,690	71,987	70,123	68,384	60,477
Allowance for loan losses	(12,404)	(12,181)	(12,551)	(12,918)	(12,858)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.52%	4.49%	4.35%	4.43%	4.34%
Interest-bearing liabilities	1.03	1.05	1.03	1.05	1.03
Net interest spread	3.49	3.44	3.32	3.38	3.31
Net interest margin	3.70	3.64	3.49	3.56	3.49

CREDIT QUALITY:
Nonperforming assets	11,102	11,116	12,530	12,870	13,044
QTD net chargeoffs (annualized) to QTD average loans	(0.11)%	0.30%	0.63%	0.27%	0.29%
Allowance for loan losses to total loans	1.51	1.55	1.65	1.74	1.81
Nonperforming assets to total loans and OREO	1.35	1.41	1.64	1.73	1.84
Nonperforming assets to total assets	1.08	1.07	1.24	1.33	1.40

CAPITAL RATIOS AND OTHER:
Total equity to total assets	7.19%	6.95%	6.95%	7.05%	6.49%
Leverage ratio	9.09	8.94	8.71	8.96	8.24
Common equity tier 1 risk-based capital ratio	9.39	9.25	n/a	n/a	n/a
Tier 1 risk-based capital ratio	11.33	11.22	11.57	11.58	10.86
Total risk-based capital ratio	12.59	12.48	12.83	12.84	12.12
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	177	166	169	163	171
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).